Exhibit 99.3

CONTINUING CORPORATE GUARANTY

This Continuing Corporate Guaranty (this “Guaranty”) is entered into effective as of August 11, 2014, is delivered by ForceField Energy, Inc., a Nevada corporation (“Guarantor”), to Jeffrey J. Brown, an individual (the “Seller Representative”).
RECITALS

A. Pursuant to the terms of that certain Stock Purchase Agreement dated as of April 25, 2014 (the “Purchase Agreement”) by and among Guarantor, 17th Street ALD Management Corporation, a Delaware corporation and wholly owned subsidiary of Guarantor (the “Company”), the stockholders of the Company (collectively, the “Sellers”) and the Seller Representative, Buyer acquired all of the issued and outstanding shares of the capital stock of the Company from the Sellers;

B. Guarantor, the Company and the Seller Representative, acting on behalf of the Sellers, amended the Agreement pursuant to the terms of that certain Amendment No. 1 to Stock Purchase Agreement dated as of an even date herewith (the “Amendment,” and, sometimes collectively with the Purchase Agreement, the “Agreement”);

C.  Pursuant to the terms of the Amendment, Guarantor agreed to guaranty the payment and performance of a number of obligations of the Company and Guarantor set forth in the Agreement that are otherwise due and payable to the Sellers;

D. All capitalized terms not otherwise defined in this Guaranty shall have the meanings therefor, as set forth in the Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to each Seller and to such Seller’s successors, endorsees and/or assigns, as a guaranty of payment and not merely as a guaranty of collection, the payment of all amounts due to the Sellers or the Seller Representative on their behalf under the Agreement including (a) the principal and interest (including, without limitation, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) due under the Seller Notes and under the Short Term Note, (b) the full amount of the AR Balance (collectively with the Seller Notes and the Short Term Note, the “Payment Obligations”) and (c) all other monetary obligations of Guarantor under the Agreement or this Guaranty, including but not limited to all fees, costs (including any and Enforcement Costs, as defined below), expenses or otherwise (including, without limitation, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when due or however arising under any of the above-referenced obligations (collectively, the “Guaranteed Obligations”).

2. Collection.  If: (i) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Seller Representative or the Sellers in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (iii) an attorney is retained to provide advice or other representation with respect to this Guaranty; or (iv) an attorney is retained to represent the Seller Representative or the Sellers in any proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to the Sellers upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (collectively, "Enforcement Costs"), regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as each of the Payment Obligations or in multiple proceedings brought separately under this Guaranty, the Payment Obligations and/or any other document or instrument representing the obligation of Guarantor hereunder or thereunder.

3. Waiver by Guarantor.  Notice of the acceptance of this Guaranty, and of the incurrence of any of the Guaranteed Obligations, and presentment, demand for payment, notice of dishonor, protest, notice of protest and of default by Obligor are hereby waived by Guarantor.  Guarantor agrees that this Guaranty may be enforced by the Seller Representative, any Seller or its successors, endorsees and/or assigns without the necessity at any time of resorting to or exhausting any other security or collateral, and Guarantor hereby waives the right to require the Seller Representative or any Seller to proceed against the Company or any other party pursuant to the Agreement or otherwise prior to proceeding against Guarantor.  Guarantor further agrees that nothing contained herein shall prevent the Seller Representative from exercising any other rights available under the Agreement. Without limiting the generality of the foregoing and to the extent applicable, Guarantor waives the benefits of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

4.  Independent Obligations of Guarantor; No Subrogation.  Guarantor’s obligations hereunder are independent of the obligations of the Company under the Agreement and, in the event of any default under this Guaranty, a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against the Company any other party to the Agreement.  The Seller Representative’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all obligations under the Payment Obligations, which are guaranteed hereunder, have been paid in full.  Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever with respect to the Company or to any other party under the Agreement of any or all of the Guaranteed Obligations and no right of recourse to or with respect to any assets or property of the Company under the Agreement of any or all of the Guaranteed Obligations unless and until all of the Guaranteed Obligations shall have been fully, finally and indefeasibly paid. Nothing shall discharge or satisfy the liability of Guarantor under this Guaranty except the full performance and payment of all of the Guaranteed Obligations and all other obligations of Guarantor hereunder.

5. Entire Agreement.  Each of this Guaranty, the Agreement and the Exhibits to the Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (together with the other documents and instruments to be executed and delivered pursuant hereto or thereto) a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject matter.

6. Governing Law; Jurisdiction.   THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION IN THE STATE OF CALIFORNIA FOR THE ENFORCEMENT OF THIS GUARANTY AND WAIVES ANY AND ALL RIGHTS TO OBJECT TO SUCH JURISDICTION FOR THE PURPOSES OF LITIGATION TO ENFORCE THIS GUARANTY.  GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURT OF THE STATE OF CALIFORNIA AND COUNTY OF LOS ANGELES, OR (IN A CASE INVOLVING DIVERSITY OF CITIZENSHIP) THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, IN ANY ACTION, SUIT, OR PROCEEDING THAT THE SELLER REPRESENTATIVE MAY AT ANY TIME WISH TO FILE IN CONNECTION WITH THIS GUARANTY OR ANY RELATED MATTER.  GUARANTOR HEREBY AGREES THAT AN ACTION, SUIT, OR PROCEEDING TO ENFORCE THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF CALIFORNIA AND HEREBY WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT.

7. Duration.  This Guaranty will continue in full force and effect until all of the Guaranteed Obligations have been satisfied in full.  Nothing under the terms of this Guaranty will affect the duration or enforceability of the Agreement.

8. Notices.  All notices, requests and demands made pursuant to this Guaranty shall be in writing and delivered by hand, or by overnight delivery service, to the addresses set forth below or such other addresses which the parties may provide to one another in accordance with the terms of the Agreement.

9. Modification and Waiver; Severability.  No modification or amendment to this Guaranty will be effective unless in writing and signed by the parties hereto.  No waiver will be effective unless in writing and executed by the party against whom enforcement of the waiver is sought. If any court of competent jurisdiction determines that the provisions of this Guaranty are illegal or excessively broad as to duration or activity, then such provisions shall be construed so that the remaining provisions of this Guaranty shall not be affected, but shall remain in full force and effect, and any such illegal or overly broad provisions shall be deemed, without further action on the part of any person or entity, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in the applicable jurisdiction.

10. Attorneys’ Fees.  In the event of the bringing of any action by either party hereto against the other party arising out of this Guaranty, the party who is determined to be the prevailing party shall be entitled to recover from the other party all costs and expenses of suit, including reasonable attorneys’ fees.  For this Section 10, the term “prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum due or performance of the covenants breached, or who obtains substantially the relief sought by it.  If there are multiple claims, the prevailing party is to be determined with respect to each claim separately.

11. Binding Effect.  This Guaranty will be binding upon and inure to the benefit of the parties and their heirs, personal representatives, successors, and assigns; provided, however, that Guarantor may not assign any of its rights or obligations under this Guaranty without the advance written consent of the Seller Representative, which consent may be given or withheld in its sole and absolute discretion.  The obligations of Guarantor hereunder shall not apply with respect to, or otherwise bind or be collectible as against, Guarantor’s interest in any property of Guarantor’s marital community or any sole and separate property or any interest in the marital community of Guarantor’s spouse.  The obligations of Guarantor hereunder only shall apply with respect to, and bind and be collectible as against, Guarantor’s sole and separate property.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty effective as of the day and year first above written.

FORCEFIELD ENERGY INC.

By:	/s/ David Natan
David Natan
Chief Executive Officer